Exhibit 10.13

Execution Version

STRATEGIC PARTNERSHIP AGREEMENT

This Strategic Partnership Agreement (this “Agreement”) is entered into as of December 15, 2017, between One Madison Corporation, a Cayman Islands exempted company (the “Company”), BSOF Master Fund L.P., a Cayman Islands exempted limited partnership (“BSOF I”), BSOF Master Fund II L.P., a Cayman Island exempted limited partnership (“BSOF II”, and together with BSOF I, the “BSOF Entities”) and One Madison Group LLC (the “Sponsor”).

Recitals

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit, each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Share(s)”), and one-half of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrant(s)”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which (i) the BSOF Entities agree to act as a strategic partner to the Company and be named as such in the Registration Statement as set forth herein and (ii) the Sponsor will transfer to the BSOF Entities, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), 525,000 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Share(s)”) on the terms and conditions set forth herein;

WHEREAS, the Company and the Sponsor have previously entered into certain forward purchase agreements, each dated October 5, 2017 (the “Forward Contracts”), with certain holders of Class B Shares (collectively, the “Forward Contract Parties” and each, a “Forward Contract Party”) who have agreed to purchase Class A Shares and/or Class C ordinary shares of the Company, par value $0.0001 per share (the “Class C Share(s)”) and warrants, with one warrant being issuable per each increment of three such Class A Shares and/or Class C Shares purchased under the Forward Contracts (the “Forward Purchase Warrant(s)”),upon the Business Combination Closing (all such Class A Shares and Class C Shares to be purchased pursuant to such Forward Contracts, the “Total Forward Purchase Shares”);

WHEREAS, the Class B Shares are automatically convertible into Class A Shares or Class C Shares following the closing of the Company’s Business Combination (the “Business Combination Closing”) on the terms and conditions set forth in the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time (the “Charter”);

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Strategic Partnership; Transfer of Class B Shares; Forfeiture.

(a) Strategic Partnership. The BSOF Entities agree to act as a strategic partner to the Company in connection with the Business Combination, which may include providing a preferred debt or equity financing source in connection with a Business Combination.

(b) Transfer and Delivery. On or promptly following the date of this Agreement, the Sponsor hereby transfers an aggregate of 525,000 Class B Shares to the BSOF Entities, in the amounts set forth on Schedule 1 hereto, and cause such Class B Shares to be registered in the name of BSOF I and BSOF II, respectively, in the Company’s register of members and, following the closing of the IPO, with the Transfer Agent (as defined below) by book entry. All or a portion of such Class B Shares transferred pursuant to this Section 1(b) shall be subject to unconditional forfeiture to the Company and/or the Sponsor, as applicable, pursuant to Section 1(c) below. Each of the BSOF Entities, the Company and the Sponsor hereby acknowledge and agree that, (A) to effectuate any forfeiture pursuant to Sections 1(c) below, the Sponsor shall have all right and power under this Agreement to promptly (i) direct the Transfer Agent to cause the Class B Shares subject to forfeiture to be transferred into the name of the Sponsor and (ii) to cause such Class B Shares subject to forfeiture to be registered in the name of the Sponsor in the Company’s register of members and/or with the Transfer Agent and (B) any forfeiture pursuant to Section 1(c) below shall take effect as a surrender of shares to the Company for no consideration as a matter of Cayman Islands law. In connection with Section 1(c), Sponsor shall provide at least three (3) Business Days (as defined herein) advance notice to the BSOF Entitles and obtain prior written consent of the BSOF Entities before entering into any agreement which would result in a partial forfeiture or subject the Class B Shares held by a BSOF Entity to any Class B Changes. As used herein, the term “Transfer Agent” shall initially refer to Continental Stock Transfer & Trust Company, as transfer agent for the Class B Shares issued by the Company. Any forfeiture under this Agreement shall take effect as a surrender for no consideration as a matter of Cayman Islands law.

(c) Potential Forfeitures.

(i) Partial Forfeiture in Connection with Business Combination Closing. If, in connection with the Business Combination Closing, the Sponsor agrees to forfeit any Class B Shares to the Company at no cost (other than pursuant to Section 7(a) of the Forward Purchase Agreements) or subject its Class B Shares to contractual terms or restrictions, convert its Class B Shares into other securities or contractual rights or otherwise modify the terms of its Class B Shares, and the agreement relating to such forfeiture shall have received the consent of Forward Contract Parties that have committed to purchase more than 50% of the Total Forward Purchase Shares (each a “Class B Change”), then each BSOF Entity agrees to forfeit, subject, convert or modify its Class B Shares on a pro rata basis and on the same terms as the Sponsor, and hereby grants to the Company and any representative designated by the Company without further action by such BSOF Entity a limited irrevocable power of attorney to effect such forfeiture or Class B Change on behalf of such BSOF Entity, which power of attorney shall be deemed to be coupled with an interest. The Sponsor agrees to provide at least three (3) Business Days (as defined herein) advance notice to the BSOF Entitles and obtain prior written consent of the BSOF Entities before entering into any agreement which would result in a partial forfeiture or subject the Class B Shares held by a BSOF Entity to any Class B Changes, each as contemplated in this Section 1(c)(i).

(ii) Forfeiture in Connection with Sales or Redemptions. If (A) on the date set for the shareholder vote to approve the Business Combination or (B) on the Business Day immediately prior to the scheduled closing of the Business Combination, the BSOF Entities (or their affiliated transferees) beneficially own or hold, directly or indirectly, including through any firm commitments to purchase, a number of Class A Shares that is less than the Forfeiture Threshold (as defined below), each BSOF Entity (or its affiliated transferee) agrees to promptly forfeit a pro rata number of Class B Shares to the Sponsor, and hereby grants to the Sponsor and any representative designated by the Sponsor without further action by such BSOF Entity (or its affiliated transferee) a limited irrevocable power of attorney to effect such forfeiture on behalf of such BSOF Entity, which power of attorney shall be deemed to be coupled with an interest. As used herein, the “Forfeiture Threshold” shall initially mean 4,000,000 Class A Shares or Class C Shares; provided, that if the actual number of Public Units offered and sold in the IPO is less than 30,000,000 (without regard to any exercise of the over-allotment option), then the Forfeiture Threshold shall be automatically reduced on a pro rata basis.

2

(d) Earnout.

(i) During the period commencing on the Business Combination Closing through the fifth anniversary following the Business Combination Closing (the “Earnout End Date”), unless the closing price of the Company’s Class A Shares (or any successor class of common shares listed on The New York Stock Exchange or The Nasdaq Stock Market) equals or exceeds $12.25 per share (as adjusted for share splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading day period or the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of its common shareholders having the right to exchange their common equity for consideration in cash, securities or other property which equals or exceeds $12.25 per share (as adjusted for share splits, dividends, reorganizations, recapitalizations and the like) (each an “Earnout Condition”), on the Earnout End Date or promptly thereafter (the “Earnout Forfeiture Date”), each BSOF Entity acknowledges and agrees that it shall surrender for no consideration any and all rights to such number of Class B Shares (including any Class A Shares into which such Class B Shares are convertible) equal to 30.0% of the number of Class B Shares held by such BSOF Entity immediately following the closing of the IPO (after accounting for any forfeitures required pursuant to Section 1(c) hereto) (the “Earnout Shares”). For the avoidance of doubt, the number of Earnout Shares immediately following the closing of the IPO shall be 157,500 Class B Shares.

(ii) Each BSOF Entity agrees that it shall not Transfer (as defined herein) any Earnout Shares until the earlier of (i) the date on which one or more of the Earnout Conditions has been satisfied and (ii) the Earnout Forfeiture Date. For the avoidance of doubt, the foregoing lock-up provisions are in addition to the lock-up provisions applicable to each BSOF Entity’s Class B Shares contained elsewhere in this Agreement. Any attempted Transfer of Earnout Shares prior to the earlier of (i) the date on which one or more of the Earnout Conditions has been satisfied and (ii) the Earnout Forfeiture Date, or any attempted Transfer of Earnout Shares pursuant to an agreement entered into prior to such date, shall be prohibited and void ab initio.

(e) Each register and book entry for the Class B Shares shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STRATEGIC PARTNERSHIP AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(f) Registration Rights. The BSOF Entities shall have registration rights as set forth on Exhibit A hereto and any demand registration rights which may be contained in the Registration Rights Agreement among the Company and the other holders of the Company’s securities to be entered into on or about the pricing date of the IPO (the “Registration Rights”).

2. Representations and Warranties of the BSOF Entities. Each of the BSOF Entities represents and warrants to each of the Company and the Sponsor as follows, as of the date hereof:

3

(a) Organization and Power. Each of the BSOF Entities is duly formed and registered, validly existing, and in good standing under the laws of the jurisdiction of its formation and registration (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Each of the BSOF Entities has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the BSOF Entities, will constitute the valid and legally binding obligation of each of the BSOF Entities, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Non-Public Information. Each of the BSOF Entities acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(d) Affiliation of Certain FINRA Members. Neither of the BSOF Entities is a person associated or affiliated with Credit Suisse Securities (USA) LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated or, to the actual knowledge of each of the BSOF Entities, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

3. Representations and Warranties of the Company. The Company represents and warrants to the BSOF Entities as follows:

(a) Organization and Corporate Power. The Company is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement to be performed has been taken. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

4. Right of First Refusal; Most Favored Nation. Subject to the terms and conditions of this Section 4, if, in connection with or prior to the Business Combination Closing, the Company proposes to issue any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (including working capital loans to the Company to finance transaction costs in connection with an intended initial Business Combination to the extent they may be convertible at the option of the lender into warrants of the post-Business Combination entity (“Working Capital Loans”)), other than the Public Units (and their component Class A Shares (the “Public Shares”) and Public Warrants) and Excluded Securities (as defined below) (“New Equity Securities”), or offer or seek commitments for any New Equity Securities to backstop any such capital raise (in each case, a “ROFR Financing”), the Company shall first make an offer of the New Equity Securities to the BSOF Entities in accordance with the following provisions of this Section 4:

4

(a) Offer Notice.

(i) The Company shall give written notice (the “Offering Notice”) to the BSOF Entities stating its bona fide intention to offer the New Equity Securities and specifying the number of New Equity Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the New Equity Securities and the pro rata share of such New Equity Securities offered to the BSOF Entities pursuant to such Offering Notice.

(ii) The Offering Notice shall constitute the Company’s offer to sell the New Equity Securities to the BSOF Entities, which offer shall be irrevocable for a period of ten (10) Business Days (the “ROFR Notice Period”).

(b) Exercise of Right of First Refusal.

(i) Upon receipt of the Offering Notice, the BSOF Entities (in each of their sole discretion) shall have until the end of the ROFR Notice Period to accept the Company’s offer to purchase all or a portion of each of their pro rata share of the New Equity Securities (provided, that such portion shall be at least 25% of such pro rata share of the New Equity Securities), based on the number of Public Shares beneficially owned or held, directly or indirectly, by each of the BSOF Entities (or their affiliated transferees) at the time of receipt of the Offering Notice (which number shall not exceed the Ownership Cap (as defined herein) for purposes of this calculation) (the “BSOF Ownership Amount”) out of the sum of (A) the total number of Class A Shares and Class C Shares that the Forward Contract Parties have agreed to purchase pursuant to the Forward Purchase Contracts plus (B) the BSOF Ownership Amount, by delivering a written notice (a “ROFR Notice”) to the Company stating that it accepts the Company’s offer to purchase all or a portion, as applicable, of such New Equity Securities on the terms specified in the Offering Notice. Any ROFR Notice so delivered shall be binding upon delivery and irrevocable by the BSOF Entities. Following delivery of any such ROFR Notice, the BSOF Entities shall take all steps reasonably necessary to effect the consummation of the ROFR Financing for all (or a portion thereof, as applicable) of its pro rata portion of the New Equity Securities to be sold in such ROFR Financing in accordance with the applicable definitive documentation setting forth the terms and conditions of such ROFR Financing. As used herein, the “Ownership Cap” shall initially mean 4,000,000 Class A Shares in the aggregate for the BSOF Entities (or their affiliated transferees); provided, that if the actual number of Public Units offered and sold in the IPO is less than 30,000,000 (without regard to any exercise of the over-allotment option), then the Ownership Cap shall be automatically reduced on a pro rata basis.

(ii) If the BSOF Entities do not deliver a ROFR Notice during the ROFR Notice Period, or if the BSOF Entities do not purchase their entire pro rata share of the New Equity Securities, or if the BSOF Entities deliver a ROFR Notice during the ROFR Notice Period but fail to consummate the applicable ROFR Financing (or otherwise satisfy its obligations) in accordance with the applicable definitive documentation setting forth the terms and conditions of such ROFR Financing, the BSOF Entities shall be deemed to have waived all of their rights to purchase the New Equity Securities (or a portion thereof, as applicable) offered pursuant to the Offering Notice under this Section 4. Thereafter, the Company shall, within five (5) Business Days after the expiration of the ROFR Notice Period, give an Offering Notice to all other Forward Contract Parties who have delivered a ROFR Notice to the Company during the ROFR Notice Period accepting the Company’s initial offer to purchase the New Equity Securities, informing them that they have the right to increase the number of New Equity Securities that they have accepted pursuant to the initial ROFR Notice. Each such Forward Contract Party shall then have two (2) Business Days (the “Subsequent Offering Period”) in which to accept such second offer, by giving notice of acceptance (the “Subsequent ROFR Notice”) to the Company prior to the expiration of the Subsequent Offering Period, as to such Forward Contract Party’s pro rata share of the BSOF Entities’ portion of the New Equity Securities not accepted pursuant to the initial Offering Notice to the BSOF Entities.

5

(iii) If any Forward Contract Party does not deliver the Subsequent Offer Notice pursuant to Section 4(b)(ii) to the Company prior to the expiration of the Subsequent Offering Period, the Company shall thereafter be free to sell or enter into an agreement to sell the BSOF Entities’ pro rata portion of such New Equity Securities (or a portion thereof, as applicable) to any third party without any further obligation to the BSOF Entities pursuant to this Section 4 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in any Offering Notice. If the Company does not sell or enter into an agreement to sell the BSOF Entities’ pro rata portion (or a portion thereof, as applicable) of the New Equity Securities within such period, the rights provided hereunder shall be deemed to be revived and the New Equity Securities shall not be offered to any third party unless first re-offered to the BSOF Entities in accordance with this Section 4.

(c) Excluded Securities. For purposes hereof, the term “Excluded Securities” means Class B Shares (and Class A Shares and/or Class C Shares, for which such Class B Shares are convertible) issued to the Sponsor prior to the IPO, private placement warrants issued by the Company to the BSOF Entities and the Forward Contract Parties in connection with the IPO for $1.00 per warrant for an aggregate of $8,000,000 (or $8,900,000 if the underwriters’ over-allotment option is exercised in full) (or such number of Private Placement Warrants disclosed in the Company’s final prospectus filed in connection with the IPO) and which have the same exercise price as the Warrants (“Private Placement Warrants”) issued pursuant to a private placement agreement between the Forward Contract Parties and the Company (the “Private Placement Warrant Agreement”), warrants issued upon the conversion of Working Capital Loans, any securities issued by the Company as consideration to any seller in the Business Combination, any Class A Shares, Class B Shares (and Class A Shares and/or Class C Shares for which such Class B Shares are convertible), Class C Shares (and Class A Shares for which such Class C Shares are convertible) and Forward Purchase Warrants issued pursuant to this Agreement or the Forward Contracts.

(d) Most Favored Nation. Notwithstanding any other provision in this Section 4, the Company hereby agrees that, in connection with the issuance and sale of any New Equity Securities to the Forward Contract Parties and/or the BSOF Entities pursuant to this provisions of this Section 4 or otherwise, the BSOF Entities shall have the right to participate in such issuance and sale on at least the same terms and conditions (including with respect to price per security) as each other investor in such issuance and sale, including any Forward Contract Party.

5. Additional Agreements and Acknowledgements of the BSOF Entities.

(a) Lock-up; Transfer Restrictions. Each of the BSOF Entities agrees that, without the prior written consent of the Company or the Sponsor, it shall not Transfer (as defined below) any Class B Shares and the Class A Shares into which the Class B Shares are convertible (or, following a Business Combination, any shares of common stock or other equity security into which the Class A Shares are convertible or reclassified) (the “Lock-up Shares”), until the earlier of (A) one year after the Business Combination Closing and (B) the date following the Business Combination Closing on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s ordinary shareholders having the right to exchange their ordinary shares of the Company for cash, securities or other property (the “Lock-up Period”). Notwithstanding the first sentence hereinabove, Transfers of the Lock-up Shares are permitted (i) to the BSOF Entities’ officers or directors, any affiliates or family members of any of the BSOF Entities’ officers or directors, any members of the BSOF Entities or their affiliates, or any affiliates of the BSOF Entities; (ii) in the case of an individual, by a bona fide gift or transfer to a member(s) of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person, or in the case of any Person, by gift or transfer to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the Class B Shares were originally purchased; (vi) in the event of the Company’s liquidation, bankruptcy or dissolution prior to the completion of a Business Combination; (vii) in the event of completion of a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares of the Company for cash, securities or other property subsequent to the completion of a Business Combination; (viii) as a bona fide gift or gifts; (ix) as a distribution to limited partners, members or stockholders of the BSOF Entities; (x) to affiliates of the BSOF Entities, to any investment fund or other entity controlled, managed or advised by Blackstone Alternative Solutions L.L.C. or its affiliates, or to any investment manager or investment advisor of the BSOF Entities or an affiliate of any such investment manager or investment advisor, (xi) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (x) above, and (xii) pursuant to an order of a court or regulatory agency; provided, however, that in the case of clauses (i) through (vi) and clauses (viii) through (xi), these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. As used in this Agreement, “Transfer” shall mean the (x) sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position (within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder) with respect to, any of the Lock-up Shares (excluding any pledges in the ordinary course of business for bona fide financing purposes or as part of prime brokerage arrangements), (y) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, whether any such transaction is to be settled by delivery of such Lock-up Shares, in cash or otherwise, or (z) public announcement of any intention to effect any transaction specified in clause (x) or (y).

6

(b) Trust Account.

(i) Each BSOF Entity hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. Each BSOF Entity, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, each BSOF Entity may have in respect of any Public Shares held by it.

(ii) Each BSOF Entity hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, each BSOF Entity may have in respect of any Public Shares held by it. In the event a BSOF Entity has any Claim against the Company under this Agreement, such BSOF Entity shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such BSOF Entity may have in respect of any Public Shares held by it.

(c) Redemption and Liquidation. Each BSOF Entity hereby waives, with respect to any Class B Shares (including the Class A Shares or Class C Shares into which such Class B Shares are convertible) held by it, any redemption rights it may have in connection with (i) the consummation of a Business Combination, including any such rights available in the context of a shareholder vote to approve such Business Combination and (ii) any shareholder vote to approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Class A Shares sold in the IPO if the Company has not consummated an initial Business Combination within the time period set forth in the Charter or in the context of a tender offer made by the Company to purchase Class A Shares, it being understood that each of the BSOF Entities shall be entitled to redemption and liquidation rights with respect to any Public Shares held by it.

(d) Voting. Each BSOF Entity hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, each BSOF Entity shall vote any Class B Shares owned by it in favor of any proposed Business Combination. If a BSOF Entity fails to vote any Class B Shares it is required to vote hereunder in favor of a Proposed Business Combination, such BSOF Entity hereby grants hereunder to the Company and any representative designated by the Company without further action by such BSOF Entity a limited irrevocable power of attorney to effect such vote on behalf of such BSOF Entity, which power of attorney shall be deemed to be coupled with an interest.

7

(e) No Short Sales. Each BSOF Entity hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(f) Registration Statement Disclosure. Each BSOF Entity hereby (i) consents to the use and disclosure of its name in the Registration Statement (including any amendments thereto) and (ii) acknowledges and agrees to the inclusion of disclosure relating to provisions of this Agreement in the Registration Statement (including any amendments thereto). Notwithstanding the foregoing, before the filing of any such Registration Statement or the use of any marketing materials in connection with the “road show” for the IPO, the BSOF Entities shall have the opportunity to review the disclosure in such Registration Statement or marketing materials concerning the BSOF Entities and this Agreement and make reasonable comments thereon.

6. Board Observer. For so long as the Company remains a “blank check company” as defined in Rule 419 under the Securities Act, and in any case prior to a Business Combination Closing, the BSOF Entities shall have the right to designate, upon written notice to the Company and the Sponsor, one individual to be a nonvoting observer (a “Board Observer”) of the Board and to receive all information provided to the members of the Board during the period in which such person is a Board Observer; provided, that the Board Observer shall not be entitled to vote on any matter submitted to the Board or any of its committees nor to offer any motions or resolutions to the Board or such committees; provided, further, that (A) at any time the Company ceases to be a blank check company or (B) upon the consummation of a Business Combination, the BSOF Entities shall cause its Board Observer to promptly resign from the Board. The Company may exclude any Board Observer from access to any material or meeting or portion thereof if: (1) in the opinion of the Company, acting reasonably and in good faith having received the advice of counsel, such exclusion is reasonably necessary to (A) comply with applicable laws, rules or regulations and the Company’s contractual obligations or (B) preserve any legal privilege of the Company and its subsidiaries; or (2) such portion of a meeting is an executive session limited solely to independent director members of the Board, independent auditors and/or legal counsel, as the Board may designate, and the Board Observer (assuming the Board Observer were a member of the Board) would not meet the then-applicable standards for independence adopted by the New York Stock Exchange, or such other exchange on which the Company’s securities are then traded.

7. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: One Madison Corporation, 3 East 28th Street, 8th Floor, New York, New York 10016, Attn: Omar M. Asali, Chief Executive Officer, email: oasali@onemadisongroup.com, with a copy to the Company’s counsel at: Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, Attn: Deanna L. Kirkpatrick, Esq., email: deanna.kirkpatrick@davispolk.com, fax: (212) 701-5135, and John B. Meade, Esq., email: john.meade@davispolk.com, fax: (212) 701-5077.

All communications to the BSOF Entities shall be sent to Blackstone Alternative Solutions L.L.C., 345 Park Avenue, 28th Floor, New York, New York 10154, Attn: Peter Koffler, with a copy to its counsel at: Akin Gump Strauss Hauer & Feld, 1333 New Hampshire Avenue, N.W. Washington, DC 20036-1564, Attn: Fadi G. Samman, Esq., email: fsamman@akingump.com, fax: 202-887-4288.

8

(b) No Finder’s Fees. Other than fees payable to Credit Suisse Securities (USA) LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The BSOF Entities agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the BSOF Entities or any of their officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each of the BSOF Entities from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(d) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(h) Definitions. For purposes of this Agreement, “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

9

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company, the Sponsor and the BSOF Entities.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(o) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(p) Further Assurance. Each party to this Agreement shall cooperate with the others and execute such instruments or documents and take such other actions as may reasonably be requested from time to time in order to carry out, evidence or confirm their rights or obligations or as may be reasonably necessary or helpful to give effect to this Agreement.

[Signature page follows]

10

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

BSOF ENTITIES:

BSOF MASTER FUND L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By	/s/ Peter Koffler
Name: Peter Koffler
Title: Authorized Person

BSOF MASTER FUND II L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By	/s/ Peter Koffler
Name: Peter Koffler
Title: Authorized Person

COMPANY:

ONE MADISON CORPORATION
By:	/s/ Omar M. Asali
	Name:	Omar M. Asali
	Title:	Chairman and Chief Executive Officer

SPONSOR

ONE MADISON GROUP LLC
By:	/s/ Omar M. Asali
	Name:	Omar M. Asali
	Title:	Managing Member

[Signature Page to Strategic Partnership Agreement]

Schedule 1

Class B Shares

BSOF I	451,500 (86%)

BSOF II	73,500 (14%)

Exhibit A

Registration Rights

1. Within thirty (30) days after the Business Combination Closing, the Company shall use reasonable best efforts (i) to file a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Resale Shelf”) of (x) the Class A Shares into which the Class B Shares are convertible, (y) any other Class A Shares and Warrants that may be acquired by the BSOF Entities after the date of this Agreement (other than any such Class A Shares or Warrants acquired by the BSOF Entities in the IPO), including any time after the Business Combination Closing and (z) any other equity security of the Company issued or issuable with respect to the securities referred to in clauses (x) and (y) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided, that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Resale Shelf to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days thereafter, and (iii) to maintain the effectiveness of such Resale Shelf with respect to the BSOF Entities’ Registrable Securities until the earliest of (A) the date on which the BSOF Entities cease to hold Registrable Securities covered by such Resale Shelf, (B) the date all of the BSOF Entities’ Registrable Securities covered by the Resale Shelf can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act; and provided, further, with respect to Registrable Securities acquired after the Business Combination Closing, the Company shall only be obligated to amend the Resale Shelf or file a new registration statement that will constitute a Resale Shelf to include such Registrable Securities on two (2) occasions, each upon the written request of the BSOF Entities with respect to at least 100,000 Registrable Securities.

2. In the event the Company is prohibited by applicable rule, regulation or interpretation by the staff (“Staff”) of the Securities and Exchange Commission (“SEC”) from registering all of the Registrable Securities on the Resale Shelf or the Staff requires that the BSOF Entities be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and the BSOF Entities do not consent in writing to being so named as an underwriter in such registration statement, the number of Registrable Securities to be registered on the Resale Shelf will be reduced on a pro rata basis among all the holders of Registrable Securities to be so included, unless otherwise required by the Staff, so that the number of Registrable Securities to be registered is permitted by Staff and the BSOF Entities are not required to be named as an “underwriter”; provided, that any Registrable Securities not registered due to this paragraph 2 shall thereafter as soon as allowed by the SEC guidance be registered to the extent the prohibition no longer is applicable.

3. If at any time the Company proposes to file a registration statement (a “Registration Statement”) on its own behalf, or on behalf of any other Persons who have registration rights (“Other Holders”), relating to an underwritten offering of ordinary shares, or engage in an Underwritten Shelf Takedown off an existing registration statement (a “Company Offering”), then the Company will provide the BSOF Entities and each other Forward Contract Party who purchased at least 1,000,000 Forward Purchase Shares (collectively, the “Piggyback Holders”) with notice in writing (an “Offer Notice”) at least five (5) Business Days prior to such filing, which Offer Notice will offer to include in the Registration Statement the BSOF Entities’ Registrable Securities and a minimum of 500,000 of the securities of each other Forward Contract Party which is a Piggyback Holder that constitute “Registrable Securities” under such parties’ forward purchase agreements (collectively “Piggyback Securities”). Within five (5) Business Days (or, in the case of an Offer Notice delivered to the BSOF Entities or the other Forward Contract Parties in connection with an Underwritten Shelf Takedown, within three (3) Business Days) after receiving the Offer Notice, the BSOF Entities may make a written request (a “Piggyback Request”) to the Company to include some or all of the BSOF Entities’ Registrable Securities in the Registration Statement. If the underwriter(s) for any Company Offering advise the Company that marketing factors require a limitation on the number of securities that may be included in the Company Offering, the number of securities to be so included shall be allocated as follows: (i) first, to the Company and the Other Holders, if any; and (ii) second, to the Piggyback Holders based on the pro rata percentage of Piggyback Securities held by the Piggyback Holders and requested to be included in the Underwritten Offering. Notwithstanding anything to the contrary in this paragraph 3, the Company hereby agrees that it will not provide an Offer Notice to any other Forward Contract Party unless such other Forward Contract Party agrees in writing to treat the contents of such Offer Notice as material non-public information.

4. At any time during which the Company has an effective Resale Shelf with respect to the BSOF Entities’ Registrable Securities, the BSOF Entities may make a written request (which request shall specify the intended method of disposition thereof) (a “Shelf Takedown Request”) to the Company to effect a sale, of all or a portion of the BSOF Entities’ Registrable Securities that are covered by the Resale Shelf, and the Company shall use commercially reasonable efforts to file a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) for such purpose as soon as reasonably practicable following receipt of a Shelf Takedown Request. The BSOF Entities may request that any such sale be conducted as an underwritten public offering (an “Underwritten Shelf Takedown”). The Company shall not be obligated to effect more than two Underwritten Shelf Takedowns. Each BSOF Entity acknowledges that, pursuant to the terms and conditions of forward purchase agreements among the Company, the Sponsor and other Forward Contract Parties (such agreements, as they relate to the rights of the Sponsor and other Forward Contract Parties set forth in paragraphs 3, 4 and 5 of this Exhibit A, not to be amended without the BSOF Entities’ prior written consent), each Other Forward Contract Party who purchased at least 1,000,000 Forward Purchase Shares and proposes to sell at least 500,000 Registrable Securities in the Underwritten Shelf Takedown (a “Requesting Holder”) shall have the right, pursuant to a timely Piggyback Request, to include securities that are covered by the Resale Shelf (“Requesting Holder Securities”) in the prospectus supplement relating to any Underwritten Shelf Takedown and the BSOF Entities agree to cooperate with the Company and such other Forward Contract Parties in furtherance thereof. If the underwriter(s) for any Underwritten Shelf Takedown advise the Company that marketing factors require a limitation on the number of securities that may be included in the Underwritten Shelf Takedown, the number of securities to be so included shall be allocated as follows: (i) first, to the BSOF Entities on a pro rata basis; and (ii) second, to the Requesting Holders based on the pro rata percentage of Requesting Holder Securities held by the Requesting Holders and requested to be included in the Underwritten Offering. It is understood that any other Forward Contract Party electing to include securities on an Underwritten Shelf Takedown proposed by the BSOF Entities shall not have the ability to withdraw such securities from such offering without the consent of the BSOF Entities, it being understood that the terms of the offering may not be known at the time of such offering and that the BSOF Entities shall have the sole discretion to approve such terms (and such other Forward Contract Party shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). In this regard, by electing to include securities on such offering, such other Forward Contract Party agrees to cooperate with the Company and the BSOF Entities in furtherance of such offering, including entering into such customary agreements and take all such actions (including supplying all reasonably requested information) within 48 hours of a reasonable request by the Company, underwriters or the BSOF Entities.

5. The determination of whether any offering of Registrable Securities pursuant to the Resale Shelf or a Shelf Takedown Prospectus Supplement will be an underwritten offering shall be made in the sole discretion of the BSOF Entities, after consultation with the Company, and the BSOF Entities shall have the right, after consultation with the Company, to determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees (and the Requesting Holders shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). The BSOF Entities shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

6. In connection with any underwritten offering, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the BSOF Entities) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables.

7. The Company shall pay all fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain the Resale Shelf (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 6, “Registration Expenses” shall mean the out-of-pocket expenses of a Company Offering or an Underwritten Shelf Takedown, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Registrable Securities are then listed; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel to the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Underwritten Shelf Takedown; and (vi) reasonable fees and expenses of legal counsel (including one U.S. counsel and any necessary local counsels required to provide customary legal opinions) selected by the BSOF Entities; provided, that it is understood and agreed that the Company shall to be responsible for any underwriting fees, discounts, selling commissions, underwriter expenses and stock transfer taxes relating to the registration and sale of the BSOF Entities’ Registrable Securities.

8. The Company may suspend the use of a prospectus included in the Resale Shelf by furnishing to the BSOF Entities a written notice (“Suspension Notice”) stating that in the good faith judgment of the Company, it would be either (i) prohibited by the Company’s insider trading policy (as if the BSOF Entities were covered by such policy) or (ii) materially detrimental to the Company and its stockholders for such prospectus to be used at such time. The Company’s right to suspend the use of such prospectus under clause (ii) of the preceding sentence may be exercised for a period of not more than sixty (60) days after the date of such notice to the BSOF Entities; provided such period may be extended for an additional thirty (30) days with the consent of a majority-in-interest of the holders of Registrable Securities covered by the Resale Shelf; provided further, that such right to suspend the use of a prospectus shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to the Resale Shelf at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this paragraph to be concluded as promptly as reasonably practicable.

9. Each of the BSOF Entities agrees that, except as required by applicable law, each BSOF Entities shall treat as confidential the receipt of any Suspension Notice (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.

10. The Company shall indemnify and hold harmless each BSOF Entity, its directors and officers, partners, members, managers, employees, agents, and representatives of each BSOF Entity and each person, if any, who controls a BSOF Entities within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended, and any agent thereof (collectively, “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), promptly as incurred, arising out of, based upon or resulting from any untrue statement or alleged untrue statement of any material fact contained in the Resale Shelf (or any amendment or supplement thereto), the related prospectus, or any amendment or supplement thereto, or arise out of, are based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case or to any Indemnified Person to the extent that any such Loss arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission or so made in reliance upon or in conformity with information furnished by or on behalf of such Indemnified Person in writing specifically for use in the preparation of the Resale Shelf, the related prospectus, or any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of such securities by a BSOF Entity.

11. The Company’s obligation under paragraph (1) of this Exhibit A is subject to the BSOF Entities’ furnishing to the Company in writing such information as the Company reasonably requests for use in connection with the Resale Shelf, the related prospectus, or any amendment or supplement thereto. The BSOF Entities shall indemnify the Company, its officers, directors, managers, employees, agents and representatives, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of material fact contained in the Resale Shelf, the related prospectus, or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by the BSOF Entities expressly for inclusion in such document; provided that the obligation to indemnify shall be individual, not joint and several, for the BSOF Entities and shall be limited to the net amount of proceeds received by the BSOF Entities from the sale of Registrable Securities pursuant to the Resale Shelf.

12. The Company shall cooperate with the BSOF Entities, to the extent the Registrable Securities become freely tradable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Resale Shelf and enable such certificates to be in such denominations or amounts, as the case may be, as the BSOF Entities may reasonably request and registered in such names as the BSOF Entities may request.

13. If requested by a BSOF Entity, the Company shall as soon as practicable, subject to any Suspension Notice, (i) incorporate in a prospectus supplement or post-effective amendment such information as such BSOF Entity reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a BSOF Entity holding any Registrable Securities.

14. As long as a BSOF Entity shall own Registrable Securities, the Company, at all times while it shall be reporting under the Securities Exchange Act of 1934, as amended, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and to promptly furnish the BSOF Entities with true and complete copies of all such filings, unless filed through the SEC’s EDGAR system. The Company further covenants that it shall take such further action as the BSOF Entities may reasonably request, all to the extent required from time to time, to enable the BSOF Entities to sell the Class A Shares and Warrants held by the BSOF Entities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of a BSOF Entity, the Company shall deliver to the BSOF Entities a written certification of a duly authorized officer as to whether it has complied with such requirements.

15. The rights, duties and obligations of the BSOF Entities under this Exhibit A may be assigned or delegated by the BSOF Entities in conjunction with and to the extent of any transfer or assignment of Registrable Securities by the BSOF Entities to any transferee or assignee.

AMENDMENT NO. 1 TO

STRATEGIC PARTNERSHIP AGREEMENT

This first amendment (the “Amendment”) to that certain Strategic Partnership Agreement (the “Agreement”) entered into as of December 15, 2017, between One Madison Corporation, a Cayman Islands exempted company (the “Company”), BSOF Master Fund L.P., a Cayman Islands exempted limited partnership (“BSOF I”), BSOF Master Fund II L.P., a Cayman Islands exempted limited partnership (“BSOF II”, and together with BSOF I, the “BSOF Entities”) and One Madison Group LLC (the “Sponsor”), is entered into as of January 5, 2018 pursuant to Section 7(l) of the Agreement. Capitalized terms that are used herein, except as otherwise defined herein, shall have the meanings ascribed to them in the Agreement. In consideration of the mutual promises and covenants contained herein, the Company, the Sponsor and the BSOF Entities hereby agree as follows:

Paragraph 1 to Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

“1. Within thirty (30) days after the Business Combination Closing (and, with respect to clause (y) below, within thirty days of the public announcement announcing the results of a shareholder vote relating to a Business Combination or the results of the offer made to the Company's shareholders to redeem their shares in connection with the Business Combination, whichever is later (the “Disclosure Date”)), the Company shall use reasonable best efforts (i) to file a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Resale Shelf”) of (x) the Class A Shares into which the Class B Shares are convertible, (y) any other Class A Shares and Warrants that may be acquired by the BSOF Entities after the date of this Agreement, including any time after the Business Combination Closing and (z) any other equity security of the Company issued or issuable with respect to the securities referred to in clauses (x) and (y) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided, that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Resale Shelf to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days following the Business Combination or the Disclosure Date, as the case may be, and (iii) to maintain the effectiveness of such Resale Shelf with respect to the BSOF Entities’ Registrable Securities until the earliest of (A) the date on which the BSOF Entities cease to hold Registrable Securities covered by such Resale Shelf, (B) the date all of the BSOF Entities’ Registrable Securities covered by the Resale Shelf can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act; and provided, further, with respect to Registrable Securities acquired after the Business Combination Closing, the Company shall only be obligated to amend the Resale Shelf or file a new registration statement that will constitute a Resale Shelf to include such Registrable Securities on two (2) occasions, upon the written request of any BSOF Entity with respect to at least 100,000 Registrable Securities.

Paragraph 4 to Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

4. At any time during which the Company has an effective Resale Shelf with respect to the BSOF Entities’ Registrable Securities, the BSOF Entities may make a written request (which request shall specify the intended method of disposition thereof) (a “Shelf Takedown Request”) to the Company to effect a sale, of all or a portion of the BSOF Entities’ Registrable Securities that are covered by the Resale Shelf, and the Company shall use commercially reasonable efforts to file a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) for such purpose as soon as reasonably practicable following receipt of a Shelf Takedown Request. Following the closing of a Business Combination, any BSOF Entity may request that any such sale be conducted as an underwritten public offering (an “Underwritten Shelf Takedown”). The Company shall not be obligated to effect more than four Underwritten Shelf Takedowns. Each BSOF Entity acknowledges that, pursuant to the terms and conditions of forward purchase agreements among the Company, the Sponsor and other Forward Contract Parties (such agreements, as they relate to the rights of the Sponsor and other Forward Contract Parties set forth in paragraphs 3, 4 and 5 of this Exhibit A, not to be amended without the BSOF Entities’ prior written consent), each Other Forward Contract Party who purchased at least 1,000,000 Forward Purchase Shares and proposes to sell at least 500,000 Registrable Securities in the Underwritten Shelf Takedown (a “Requesting Holder”) shall have the right, pursuant to a timely Piggyback Request, to include securities that are covered by the Resale Shelf (“Requesting Holder Securities”) in the prospectus supplement relating to any Underwritten Shelf Takedown and the BSOF Entities agree to cooperate with the Company and such other Forward Contract Parties in furtherance thereof. If the underwriter(s) for any Underwritten Shelf Takedown advise the Company that marketing factors require a limitation on the number of securities that may be included in the Underwritten Shelf Takedown, the number of securities to be so included shall be allocated as follows: (i) first, to the BSOF Entities on a pro rata basis; and (ii) second, to the Requesting Holders based on the pro rata percentage of Requesting Holder Securities held by the Requesting Holders and requested to be included in the Underwritten Offering. It is understood that any other Forward Contract Party electing to include securities on an Underwritten Shelf Takedown proposed by the BSOF Entities shall not have the ability to withdraw such securities from such offering without the consent of the BSOF Entities, it being understood that the terms of the offering may not be known at the time of such offering and that the BSOF Entities shall have the sole discretion to approve such terms (and such other Forward Contract Party shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). In this regard, by electing to include securities on such offering, such other Forward Contract Party agrees to cooperate with the Company and the BSOF Entities in furtherance of such offering, including entering into such customary agreements and take all such actions (including supplying all reasonably requested information) within 48 hours of a reasonable request by the Company, underwriters or the BSOF Entities.”

Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

This Amendment may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of Delaware applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

[Signature pages follow]

This Amendment is the joint product of the Company, the Sponsor and the BSOF Entities and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

BSOF ENTITIES:

BSOF MASTER FUND L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

BSOF MASTER FUND II L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

COMPANY:

ONE MADISON CORPORATION

By:	/s/ Omar M. Asali
	Name:	Omar M. Asali
	Title:	Chairman and Chief Executive Officer

SPONSOR:

ONE MADISON GROUP LLC

By:	/s/ Omar M. Asali
	Name:	Omar M. Asali
	Title:	Managing Member